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                                                                   EXHIBIT 23.3

                          CONSENT OF FOLEY & LARDNER

  We consent to the reference to our firm as set forth at Page 54 under the caption "Legal Matters" in the Registration Statement (Form S-3) and related Prospectus of Cell Therapeutics, Inc. for the registration of 2,866,847 shares its Common Stock.

                                                    /s/ Stephen A. Bent
                                                    By:  Stephen A. Bent
                                                       Partner    Foley &
                                                    Lardner

Washington, D.C.
November 3, 1997